UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2015

Westmoreland Resource Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-34815	77-0695453
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9540 South Maroon Circle, Suite 200

Englewood, Colorado 80112

(Address of principal executive office) (Zip Code)

(855) 922-6463

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2015, Westmoreland Resource Partners, LP (the “Partnership”) entered into Amendment No. 1 to its Fourth Amended and Restated Agreement of Limited Partnership (the “LPA Amendment”). The LPA Amendment establishes the terms of the Partnership’s previously disclosed Series A Convertible Units any additional Series A Convertible Units that may be issued in kind as a distribution.

The description of the LPA Amendment contained in this Current Report on Form 8-K is not complete and is qualified in its entirety by reference to the full text of the LPA Amendment, which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment No. 1 to Fourth Amended and Restated Agreement of Limited Partnership of Westmoreland Resource Partners, LP, dated August 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Westmoreland Resource Partners, LP

	By:	Westmoreland Resources GP, LLC,
its general partner

Dated: August 6, 2015	By:	/s/ Kevin A. Paprzycki
		Name:	Kevin A. Paprzycki

		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 1 to Fourth Amended and Restated Agreement of Limited Partnership of Westmoreland Resource Partners, LP, dated August 1, 2015.